UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2026

GRIFFON CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-06620	11-1893410

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Griffon Corporation ("Griffon" or “the Company”) is filing this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 19, 2025 (the “2025 Form 10-K”) to provide retrospective discontinued operations presentation for the years ended September 30, 2025, 2024 and 2023 not reflected in the originally filed 2025 Form 10-K. This Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, will be incorporated by reference into our future filings as we may determine. The information contained in this Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, is not an amendment to, or a restatement of, the 2025 Form 10-K.

On February 5, 2026, Griffon announced that it entered into a definitive agreement to form a joint venture with ONCAP Management Partners, L.P. (“ONCAP”), the mid-market private equity platform of Onex Corporation (TSX:ONEX), to create a leading global provider of hand tools, home organization solutions, and lawn and garden products for professionals and consumers. The joint venture combines the United States and Canada businesses of Griffon’s AMES Companies (“AMES North America”) with the Bellota Tools, Corona, and Burgon & Ball businesses of VNPI Global Investments and Services, S.L. and Bellota Holdings AG (“Venanpri”), an ONCAP majority-owned portfolio company. On June 9, 2026, Griffon completed the previously announced formation of the joint venture between its AMES North America business and Venanpri.

Griffon also announced on February 5, 2026 the initiation of a comprehensive review of strategic alternatives for its AMES Australasia and United Kingdom (“U.K.”) operations. On June 8, 2026, Griffon announced that it had entered into a definitive agreement to sell its AMES Australasia business to a joint venture it is forming with an investment group led by the management of AMES Australasia with support from Australian financial investors. On July 31, 2026, Griffon completed the previously announced formation of this joint venture. As of March 31, 2026, the Company ceased its AMES U.K. operations and is currently in the process of liquidating its remaining assets and settling its remaining liabilities.

The announcements on February 5, 2026 met the held for sale criteria for classification as discontinued operations. Accordingly, starting with the Company’s Quarterly Report on Form 10-Q for the quarter ended

March 31, 2026, the Company began to classify its condensed consolidated financial statements as discontinued operations for all periods presented.

In connection with the above strategic actions, the Company now conducts its operations through one reportable segment. All prior period comparative segment information presented has been applied retrospectively to reflect the new segment structure.

The Company’s consolidated financial statements, recast to reflect the retrospective presentation of discontinued operations and one reportable segment for the fiscal years ended September 30, 2025, 2024 and 2023, are presented within Exhibit 99.1 to this Current Report on Form 8-K

This Form 8-K should be read in conjunction with the Company's original reports as filed, the 2025 Form 10-K and the filings with the SEC made by the Company after the filing of the 2025 Form10-K, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2026, March 31, 2026 and June 30, 2026, and the other filings with the SEC made by the Company after the filing of the 2025 Form 10-K.

The following items of the 2025 Form 10-K have been recast to reflect the retrospective presentation of discontinued operations and the one reportable segment structure, as shown in Exhibit 99.1 to this Form 8-K:

•Part I Item 1.     "Business"
•Part I Item 1A.     "Risk Factors"
•Part I Item 1C. "Cybersecurity"
•Part I Item 2.      "Properties"
•Part II Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of
Operations”
•Part II Item 7A. "Quantitative and Qualitative Disclosures About Market Risk"
•Part II Item 8. “Financial Statements and Supplementary Data”

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

23.1    Consent of Grant Thornton LLP

99.1    Updated Part I. Items 1., 1A. and 1C. "Business", "Risk Factors" and Cybersecurity", Part I. Item 2. "Properties", Part II, Items 7. and 7A. “Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 8. “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By: /s/ Brian G. Harris
Brian G. Harris
EVP and Chief Financial Officer

Date: August 7, 2026

Exhibit Index

23.1    Consent of Grant Thornton LLP

99.1    Updated Part I. Items 1. , 1A. and 1C. "Business", "Risk Factors" and "Cybersecurity", Part I. Item 2. "Properties", Part II, Items 7. and 7A. “Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 8. “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025